UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of Earliest event reported):  October 4, 2006

                            EPOCH HOLDING CORPORATION
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)


Delaware                              1-9728              20-1938886
----------------------------  ------------------------  ------------------
(State or other jurisdiction  (Commission File Number)  (IRS Employer
of incorporation)                                       Identification No.)

640 Fifth Avenue, 18th Floor, New York, NY                    10019
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Address of principal executive offices                      Zip Code

Registrant's telephone number, including area code: 212-303-7200

                                       N/A
        ------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On October 4, 2006, Epoch Holding Corporation (the "Company") announced that its Assets Under Management increased to $3.84 billion as of September 30, 2006 from $3.25 billion as of June 30, 2006. A copy of the press release issued by the Company is attached as Exhibit 99.1


Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.
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99.1  Press Release dated October 4, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EPOCH HOLDING CORPORATION

                                        /s/ Adam Borak
                                        -------------------------------
                                        Name:   Adam Borak
                                        Title:  Chief Financial Officer

Date:  October 4, 2006